Exhibit 10.9

EXECUTION VERSION
FIFTH AMENDED AND RESTATED
PLEDGE AGREEMENT
THIS FIFTH AMENDED AND RESTATED PLEDGE AGREEMENT (this “Pledge Agreement”) dated as of February 22, 2017 is being entered among EACH OF THE UNDERSIGNED AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A PLEDGE JOINDER AGREEMENT (each a “Pledgor” and collectively the “Pledgors”) and BANK OF AMERICA, N.A., a national banking association, as administrative agent (together with its successors in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement (as defined below)).
WHEREAS, MasTec, Inc., a Florida corporation (the “Company”), MasTec North America, Inc., a Florida corporation (together with the Company, collectively, the “Borrowers” and each individually a “Borrower”), the lenders party thereto (the “Existing Lenders”) and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of August 22, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Existing Lenders agreed to provide a revolving credit facility, a multi-currency revolving credit facility, a letter of credit subfacility and a term loan facility to the Company and its Subsidiaries;
WHEREAS, in connection with the Existing Credit Agreement, the Borrowers, certain Subsidiaries (as defined in the Existing Credit Agreement) of the Borrowers and the Administrative Agent entered into that certain Fourth Amended, Restated and Consolidated Pledge Agreement dated as of August 22, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Pledge Agreement”);
WHEREAS, pursuant to that certain Fourth Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Administrative Agent, Bank of America, N.A., as Swing Line Lender and L/C Issuer, and the lenders now or hereafter party thereto (the “Lenders”), the Borrowers have requested that the Existing Credit Agreement be amended and restated, and the Administrative Agent and the Lenders are willing to so amend and restate the Existing Credit Agreement;
WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Administrative Agent and the Lenders is the obligation of the Pledgors to enter into this Pledge Agreement, and the Secured Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Pledgors enter into this Pledge Agreement;
WHEREAS, certain additional extensions of credit may be made from time to time for the benefit of the Pledgors pursuant to certain Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit; and
NOW THEREFORE, in order to induce (a) the Administrative Agent and the Lenders to amend and restate the Existing Credit Agreement and (b) the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and under the Secured Cash
Management Agreements, the Secured Hedge Agreements and the Secured Permitted Standalone Letters of Credit, the parties hereto agree that the Existing Pledge Agreement is hereby amended and restated in this Pledge Agreement, with the effect that the Existing Pledge Agreement as so amended and restated is hereby continued into this Pledge Agreement, and this Pledge Agreement shall constitute neither a release nor novation of any lien or security interest arising under the Existing Pledge Agreement nor a refinancing of any indebtedness or obligations arising or secured thereunder or under the Existing Credit Agreement or related documents, but rather the liens and security interests in effect under the Existing Pledge Agreement shall continue in effect on the terms hereof, as follows:
1.Definitions. Capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed to them in the Credit Agreement. As used herein, the following terms shall have the following meanings:
“Pledged Collateral” shall have the meaning ascribed to it in Section 2 hereof.
“Pledged Interests” shall have the meaning ascribed to it in Section 2 hereof.
“Pledged Subsidiaries” shall have the meaning ascribed to it in Section 2 hereof.
“Secured Obligations” means (a) as to each Borrower, all of the Obligations, including, the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) under (i) the Credit Agreement and each of the other Loan Documents (including this Pledge Agreement) to which it is now or hereafter becomes a party, and (ii) any Secured Cash Management Agreements, Secured Hedge Agreements or Secured Permitted Standalone Letters of Credit to which any Loan Party, or, in the case of a Secured Permitted Standalone Letter of Credit, any Restricted Subsidiary thereof, is now or hereafter becomes a party, and (b) as to each Subsidiary Guarantor, the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) (i) under the Subsidiary Guaranty and each of the other Loan Documents (including this Pledge Agreement) to which it is now or hereafter becomes a party, and (ii) any Secured Cash Management Agreements, Secured Hedge. Agreements or Secured Permitted Standalone Letters of Credit to which it or a Restricted Subsidiary thereof is now or hereafter becomes a party.
“Voting Equity Interests” means, with respect to any Person, the Equity Interests entitled to vote for members of the board of directors or equivalent governing body of such Person.

2.Pledge; Administrative Agent’s Duties.
(a)As collateral security for the payment and performance by each Pledgor of its now or hereafter existing Secured Obligations, each Pledgor hereby grants, pledges and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties a first priority security interest in all of the following items of property in which it now has or may at any time hereafter acquire an interest or the power to transfer rights therein, and wheresoever located (collectively, the “Pledged Collateral”):
(i)all Equity Interests in all of its direct Subsidiaries (other than PPMASI, LLC or any Prohibited Subsidiaries) (limited, in the case of each Subsidiary that is a CFC or a CFC Holdco, to a pledge of 66% of the Voting Equity Interests of each such first-tier CFC or first-tier CFC Holdco), in each case, whether now existing or hereafter created or acquired (collectively, the “Pledged Interests”), including the Pledged Interests more particularly described on Annex A (such Subsidiaries, together with all other Subsidiaries whose Equity Interests may be required to be subject to this Pledge Agreement from time to time, are referred to collectively as the “Pledged Subsidiaries”);
(ii)all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest;
(iii)all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;
(iv)all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and
(v)all proceeds of any of the foregoing.
Notwithstanding the foregoing, the grant of a security interest and collateral assignment under this Section 2 shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Asset.
(b)The Administrative Agent shall have no duty with respect to any of the Pledged Collateral other than the duty to use reasonable care in the safe custody of any tangible items of the Pledged Collateral in its possession. Without limiting the generality of the foregoing, the Administrative Agent shall be under no obligation to sell any of the Pledged Collateral or otherwise to take any steps necessary to preserve the value of any of the Pledged Collateral or to preserve rights in the Pledged Collateral against any other Persons, but may do so at its option, and all expenses incurred in connection therewith shall be for the sole account of Pledgors.
(c)Each Pledgor hereby ratifies, reaffirms and renews and continues its prior pledge and grant of a security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in all of such Pledgor’s respective portion of the Pledged Collateral described in the Existing Pledge Agreement.
3.Voting Rights. During the term of this Pledge Agreement, and so long as no Event of Default shall exist, each Pledgor shall have the right to vote all or any portion of the Equity Interests owned by such Pledgor on all corporate questions and exercise any and all voting and other consensual rights pertaining to its respective portion of the Pledged Collateral or any part thereof, in each case for all purposes not inconsistent with the terms of this Pledge Agreement or any of the other Loan Documents. the Administrative Agent shall execute and deliver or cause to be executed and delivered to Pledgors proxies with respect to the Pledged Collateral for the purpose of enabling Pledgors to exercise the voting and other rights which they are entitled to exercise pursuant to this Section 3 and to receive the dividends, distributions or interest payments which it is authorized to receive and retain pursuant to Section 4 below. Upon the occurrence and during the continuance of an Event of Default and the Administrative Agent’s election to exercise its rights and remedies hereunder with respect to the Pledged Collateral in consequence thereof, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to this Section 3 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, for the benefit of the Secured Parties, who shall thereupon have the sole right to exercise such voting and other consensual rights, and any and all proxies theretofore executed by the Administrative Agent shall terminate and thereafter be null and void and of no effect whatsoever.
4.Collection of Dividend Payments. During the term of this Pledge Agreement, and so long as there shall not occur or exist any Event of Default, each Pledgor shall have the right to receive and retain any and all dividends and other distributions payable by any Pledged Subsidiary to such Pledgor on account of any of the Pledged Collateral except as otherwise provided in the Loan Documents. Upon the occurrence and during the continuation of any Event of Default, all dividends and other distributions payable by any Pledged Subsidiary on account of any of the Pledged Collateral shall be paid to the Administrative Agent and any such sum received by any Pledgor shall be deemed to be held by such Pledgor in trust for the benefit of the Administrative Agent and shall be forthwith turned over to the Administrative Agent for application by the Administrative Agent to the Secured Obligations in such order of application as is specified in the Credit Agreement.
5.Representations and Warranties of Pledgors. Each Pledgor represents and warrants to the Administrative Agent as follows (which representations and warranties shall be deemed continuing): (a) such Pledgor is the legal and beneficial owner of its respective portion of the Pledged Collateral indicated on Annex A; (b) all of the Equity Interests constituting Pledged Collateral have been duly and validly issued, are fully paid and nonassessable, and are owned by Pledgors free of any Liens except for Liens permitted under Section 7.01 of the Credit Agreement (“Permitted Liens”); (c) all of the Pledged Interests constitute (i) 66% of the issued and outstanding Voting Equity Interests (or if any Pledgor shall own less than 66% of such Voting Equity Interests, then 100% of the Voting Equity Interests owned by such Pledgor) and 100% of the other issued and outstanding Equity Interests of each CFC and CFC Holdco constituting a Pledged Subsidiary and (ii) all of the issued and outstanding Equity Interests of all Domestic Subsidiaries other than CFCs and CFC Holdcos constituting Pledged Subsidiaries; (d) except for those restrictions contained in the Loan Documents, there are no contractual or charter restrictions upon the voting rights or upon the transfer of any of the Pledged Collateral; (e) such Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer the

Pledged Collateral without the consent of any other party and free of any Liens other than Permitted Liens and applicable restrictions imposed by any Governmental Authority, and without any restriction under the organizational documents of any Pledgor or any Pledged Subsidiary (including the articles of incorporation or organization or the by-laws or operating agreement of any Pledgor or any Pledged Subsidiary) or any agreement among any Pledgor’s or any Pledged Subsidiary’s shareholders or members; (f) this Pledge Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights; (g) the execution, delivery and performance by such Pledgor of this Pledge Agreement and the exercise by the Administrative Agent of its rights and remedies hereunder do not and will not result in the violation of (i) the articles of incorporation or organization or by-laws or operating agreement of any Pledgor, or (ii) any material agreement, indenture, instrument or applicable law by which any Pledgor or any Pledged Subsidiary is bound or to which any Pledgor or any Pledged Subsidiary is subject (except such Pledgor makes no representation or warranty about the Administrative Agent’s prospective compliance with any federal or state laws or regulations governing the sale or exchange of securities), except in the case of clause (ii) to the extent that could not reasonably be expected to have a Material Adverse Effect; (h) no consent, filing, approval, registration or recording is required (x) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or (y) to perfect the Lien created by this Pledge Agreement, except in each case for consents, filings, approvals, registrations or recordings which (A) have been duly obtained, taken, given or made and are in full force and effect or (B) the filing of the Uniform Commercial Code financing statements; (i) none of the Pledged Collateral is held or maintained in the form of a securities entitlement or credited to any securities account; (j) none of the Pledged Collateral constituting membership interests in a limited liability company is, nor has the relevant Pledged Subsidiary elected to designate any of the Pledged Collateral as, a “security” under (and as defined in) Article 8 of the Uniform Commercial Code (the “UCC”); and (k) unless a power is delivered in connection therewith, none of the Pledged Collateral is evidenced by a certificate or other writing.
6.Affirmative Covenants of Pledgors. Until the Facility Termination Date, each Pledgor covenants that it will: (a) warrant and defend at its own expense the Administrative Agent’s right, title, and security interest in and to the Pledged Collateral against the claims of any Person; (b) promptly deliver to the Administrative Agent all written notices with respect to the Pledged Collateral, and will promptly give written notice to the Administrative Agent of any other notices received by such Pledgor with respect to the Pledged Collateral; (c) if any of the Pledged Collateral constituting membership interests in a limited liability company is hereafter designated by the relevant Pledged Subsidiary as a “security” under (and as defined in) Article 8 of the UCC, cause such Pledged Collateral to be certificated; and (d) if at any time hereafter any of the Pledged Collateral that is not currently certificated becomes certificated, deliver all certificates or other documents evidencing or representing the Pledged Collateral to the Administrative Agent, accompanied by powers, all in form and substance reasonably satisfactory to the Administrative Agent.
7.Negative Covenants of Pledgors. Except as expressly permitted under the Credit Agreement and the other Loan Documents, until the Facility Termination Date, each Pledgor covenants that it will not, without the prior written consent of the Administrative Agent, (a) sell, convey or otherwise dispose of any of the Pledged Collateral or any interest therein; (b) incur or permit to be incurred any Lien whatsoever upon or with respect to any of the Pledged Collateral or the proceeds thereof, other than the security interest created hereby and Permitted Liens; (c) consent to the issuance by any Pledged Subsidiary of any new Equity Interests constituting Pledged Collateral of such Pledged Subsidiary; (d) consent to any merger or other consolidation of any Pledged Subsidiary with or into any corporation or other entity except to the extent such merger or consolidation is permitted pursuant to the Loan Documents; (e) cause any Pledged Collateral to be held or maintained in the form of a security entitlement or credited to any securities account; (f) designate, or cause any Pledged Subsidiary to designate, any of the Pledged Collateral constituting membership interests in a limited liability company as a “security” under Article 8 of the UCC; or (g) evidence, or permit any Pledged Subsidiary to evidence, any of the Pledged Collateral which is not currently certificated, with any certificates, instruments or other writings, unless the relevant Pledged Subsidiary has complied with the provisions of Section 6(d) of this Pledge Agreement.
8.Irrevocable Authorization and Instruction to Pledged Subsidiaries. To the extent that any portion of the Pledged Collateral may now or hereafter consist of uncertificated securities within the meaning of Section 8 of the UCC, each Pledgor irrevocably authorizes and instructs each Pledged Subsidiary to comply with any instruction received by such Pledged Subsidiary from the Administrative Agent with respect to such Pledged Collateral without any other or further instructions from or consent of any Pledgor, and each Pledgor agrees that each Pledged Subsidiary shall be fully protected in so complying; provided, however, that the Administrative Agent agrees that the Administrative Agent will not issue or deliver any instructions to any Pledged Subsidiary except upon the occurrence and during the continuance of an Event of Default.
9.Subsequent Changes Affecting Pledged Collateral. Each Pledgor represents to the Administrative Agent that such Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and each Pledgor agrees that the Administrative Agent shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.
10.[Intentionally deleted.]
11.[Intentionally deleted.]
12.Registration. If the Administrative Agent determines that it is required to register under or otherwise comply in any way with the Securities Act of 1933, as amended (the “Securities Act”) or any similar federal or state law, with respect to the securities included in the Pledged Collateral prior to sale thereof by the Administrative Agent, then upon the occurrence and during the continuation of an Event of Default, Pledgors will use their best efforts to cause any such registration to be effectively made, at no expense to the Administrative Agent, and to continue such registration effective for such time as may be reasonably necessary in the reasonable opinion of the Administrative Agent, and will reimburse the Administrative Agent for any documented out-of-pocket expense incurred by the Administrative Agent, including documented fees and charges of one counsel and one local counsel and applicable regulatory counsel in each appropriate jurisdiction and accountants’ fees and expenses, in connection therewith.
13.Consent. Each Pledgor hereby consents that from time to time, before or after the occurrence or existence of any Default or Event of Default, with or without notice to or assent from any Pledgor, any other security at any time held by or available to the Administrative Agent for any of the Secured Obligations may be exchanged, surrendered, or released, and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as the Administrative Agent may see fit, and each Pledgor shall remain bound under this Pledge Agreement and under the other Loan Documents notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver or inaction, extension of further credit or other dealing.
14.Remedies Upon Default. Upon the occurrence and during the continuation of any Event of Default, (i) the Administrative Agent shall have, in addition to any other rights given by law or the rights given hereunder or under each of the other Loan Documents, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC and (ii) the Administrative Agent may cause all or any part of the Equity Interests held by it to be transferred into its name or the name of its nominee or nominees. In addition, upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may sell or cause the Pledged Collateral, or any part thereof, which shall then be or shall thereafter come into the Administrative Agent’s possession or custody, to be sold at any broker’s board or at public or private sale, in one or more sales or lots, at such price as the Administrative Agent may deem best, and for cash or on credit or for future delivery, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever of any Pledgor or arising through any Pledgor. If any of the Pledged Collateral is sold by the Administrative Agent upon credit or for future delivery, the Administrative Agent shall not be liable for the failure of the purchaser to pay the same and in such event The Administrative Agent may resell such Pledged Collateral. Unless the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Administrative Agent will give Pledgors reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to Pledgors, as provided in Section 27 below, at least ten (10) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by applicable law, waived. The Administrative Agent may, in its own name, or in the name of a designee or nominee, buy at any public sale of the Pledged Collateral and, if permitted by applicable law, buy at any private sale thereof. Pledgors will pay to the Administrative Agent on demand all documented out-of-pocket expenses (including court costs and the fees and charges of one counsel and one local counsel and applicable regulatory counsel in each appropriate jurisdiction) of, or incident to, the enforcement of any of the provisions hereof and all other charges due against the Pledged Collateral, including taxes, assessments or Liens upon the Pledged Collateral and any documented out-of-pocket expenses, including transfer or other taxes, arising in connection with any sale, transfer or other disposition of Pledged Collateral. The Administrative Agent shall apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to the fees and charges of one counsel and one local counsel and applicable regulatory counsel in each appropriate jurisdiction and all travel and other documented out-of-pocket expenses which may be incurred by the Administrative Agent in attempting to collect the Secured Obligations or to enforce this Pledge Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Pledge Agreement; and then to the Secured Obligations in the manner authorized by the Credit Agreement.
15.Redemption; Marshaling. Each Pledgor agrees that the Administrative Agent shall not be required to marshal any present or future security (including this Pledge Agreement and the Pledged Collateral pledged hereunder) for, or guaranties of, the Secured Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of the Administrative Agent’s rights hereunder and in respect of such security and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the fullest extent that it lawfully may, each Pledgor hereby agrees that it will not invoke any law relating to the marshaling of collateral that might cause delay in or impede the enforcement of The Administrative Agent’s rights under this Pledge Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or guaranteed, and to the fullest extent that it lawfully may, each Pledgor hereby irrevocably waives the benefits of all such laws.
16.Term. This Pledge Agreement shall become effective only when accepted by the Administrative Agent and, when so accepted, shall constitute a continuing agreement and shall remain in full force and effect until all of the Secured Obligations have been fully and finally paid, satisfied and discharged, at which time this Pledge Agreement shall terminate and the Administrative Agent shall deliver to Pledgors, at Pledgors’ expense, (i) such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to this Pledge Agreement and (ii) such termination statements and other release documents as may be requested by Pledgors to evidence the termination of the Administrative Agent’s security interest in the Pledged Collateral, Notwithstanding the foregoing, in no event shall any termination of this Pledge Agreement terminate any indemnity set forth in this Pledge Agreement or any of the other Loan Documents, all of which indemnities shall survive any termination of this Pledge Agreement or any of the other Loan Documents in accordance with their respective terms.
17.Rules and Construction. The singular shall include the plural and vice versa, and any gender shall include any other gender as the text shall indicate. All references to “including” shall mean “including, without limitation.” Whenever in this Pledge Agreement the words “Equity Interest” or “Equity Interests” or other similar words or phrases are used in connection with a Person referring to equity ownership interests in such Person, such word or phrase shall also be deemed to include a reference to capital stock and limited liability company membership interests, each reference to a “corporation” shall also be deemed to include a reference to a limited liability company and vice versa, each reference to “shareholders” of a Person shall also be deemed to include a reference to members and vice versa and each reference to “certificate of incorporation” or “articles of incorporation” or “bylaws” shall also be deemed to include a reference to “certificate of formation” and “operating agreement” or other constituent documents of a limited liability company and vice versa.
18.Entire Agreement. This Pledge Agreement and each Pledge Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof and of the Pledge Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Neither this Pledge Agreement nor any Pledge Joinder Agreement may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in a manner other than as provided in the Credit Agreement.
19.Binding Agreement; Assignment. This Pledge Agreement and each Pledge Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Pledge Agreement, any Pledge Joinder Agreement or any interest herein or therein or in the Collateral, or any part thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Administrative Agent as Collateral under this Pledge Agreement. Without limiting the generality of the foregoing sentence of this Section 19, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.
20.[Intentionally deleted.]
21.Cooperation and Further Assurances. Each Pledgor agrees that it will cooperate with the Administrative Agent and will, upon the Administrative Agent’s request, execute and deliver, or cause to be executed and delivered, all such other powers, instruments, financing statements, certificates, legal opinions and other documents, and will take all such other action as the Administrative Agent may reasonably request from time to time, in order to carry out the provisions and purposes hereof, including delivering to the Administrative Agent, if requested by the Administrative Agent, irrevocable proxies with respect to the Equity Interests constituting Pledged Collateral in form reasonably satisfactory to the Administrative Agent (subject to Pledgors’ voting rights under Section 3 hereof). Until receipt thereof, this Pledge Agreement shall constitute each Pledgor’s proxy to the Administrative Agent or its nominee to vote all shares of the Equity Interests constituting Pledged Collateral then registered in such Pledgor’s name (subject to Pledgors’ voting rights under Section 3 hereof).
22.Secured Cash Management Agreements; Secured Hedging Agreements and Secured Permitted Standalone Letters of Credit. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Pledge Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender or the L/C Issuer and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Pledge Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements or Secured Permitted Standalone Letters of Credit to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank, Hedge Bank or PSLOC Bank, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Pledge Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.
23.Severability. The provisions of this Pledge Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
24.Counterparts. This Pledge Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart executed by the Pledgor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 24 the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Pledge Agreement.
25.Administrative Agent’s Exoneration. Under no circumstances shall the Administrative Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Pledged Collateral of any nature or kind, other than the physical custody thereof, or any matter or proceedings arising out of or relating thereto. The Administrative Agent shall not be required to take any action of any kind to collect, preserve or protect its or any Pledgor’s rights in the Pledged Collateral or against other parties thereto. The Administrative Agent’s prior recourse to any part or all of the Pledged Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Secured Obligations.
26.Additional Interests. If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Pledged Interests issued by any Subsidiary not listed on Annex A hereto which are required to be subject to a Lien pursuant to this Pledge Agreement by the terms hereof or of any provision of the Credit Agreement (any such shares being referred to herein as the “Additional Interests”), such Pledgor shall deliver to the Administrative Agent for the benefit of the Secured Parties (i) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and executed by such Pledgor and (iii) any other document required in connection with such Additional Interests as described in Sections 6(c) and 6(d). Each Pledgor shall comply with the requirements of this Section 26 concurrently with the acquisition of any such Additional Interests or, in the case of Additional Interests to which Section 6.12 of the Credit Agreement applies, within the time period specified in such Section or elsewhere in the Credit Agreement with respect to such Additional Interests; provided, however, that the failure to comply with the provisions of this Section 26 shall not impair the Lien on Additional Interests conferred hereunder.
27.Notices. All notices, requests and demand to or upon either party hereto shall be given in the manner and become effective as stipulated in the Credit Agreement.
28.Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Pledge Joinder Agreement substantially in the form attached as Exhibit B hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned and pledged to the Administrative Agent for the benefit of the Secured Parties all Pledged Interest which it has as of such date of delivery or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Pledgors or to the parties to this Pledge Agreement shall be deemed to include such Person as a Pledgor hereunder. Each Pledge Joinder Agreement shall be accompanied by the Supplemental Annex A referred to therein, appropriately completed with information relating to the Pledgor executing such Pledge Joinder Agreement and its property. Annex A attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Annex A.
29.Pledgors’ Obligations Not Affected. The obligations of Pledgors hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor; (b) any exercise or nonexercise, or any waiver, by the Administrative Agent of any right, remedy, power or privilege under or in respect of any of the Secured Obligations or any security thereof (including this Pledge Agreement); (c) any amendment to or modification of the Credit Agreement, the other Loan Documents or any of the Secured Obligations; (d) any amendment to or modification of any instrument (other than this Pledge Agreement) securing any of the Secured Obligations; or (e) the taking of additional security for, or any guaranty of, any of the Secured Obligations or the release or discharge or termination of any security or guaranty for any of the Secured Obligations, whether or not any Pledgor shall have notice or knowledge of any of the foregoing.
30.No Waiver, Etc. No act, failure or delay by the Administrative Agent shall constitute a waiver of any of its rights and remedies hereunder or otherwise. No single or partial waiver by the Administrative Agent of any Default or Event of Default or right or remedy that the Administrative Agent may have shall operate as a waiver of any other Default, Event of Default, right or remedy or of the same. Default, Event of Default, right or remedy on a future occasion. Each Pledgor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Secured Obligations or the Pledged Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein).
31.Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.
32.Administrative Agent Appointed Attorney-In-Fact. Each Pledgor hereby constitutes and appoints the Administrative Agent, with full power of substitution, such Pledgor’s attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable. Without limiting the generality of the foregoing, the Administrative Agent shall have the power to arrange for the transfer, upon the occurrence and during the continuation of an Event of Default, of any of the Pledged Collateral on the books of any or all of Pledged Subsidiaries to the name of the Administrative Agent or the Administrative Agent’s nominee. Pledgors agree to jointly and severally indemnify and save the Administrative Agent and Secured Parties harmless from and against any liability or damage that the Administrative Agent or any Secured Party may suffer or incur, in the exercise or performance of any of the Administrative Agent’s or any Secured Party’s powers and duties specifically set forth herein; provided that such indemnity shall not be available to the extent that such liabilities or damages (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of an indemnitee, (y) result from a claim brought by a Pledgor against an indemnitee for breach in bad faith of such indemnitee’s obligations hereunder, if a Pledgor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) arise out of, or in connection with, any proceeding that does not involve an act or omission by a Pledgor or any of its Affiliates that is brought by an indemnitee against any other indemnitee (other than any proceeding against any indemnitee in its capacity or fulfilling its role as the Administrative Agent, an Arranger, the L/C Issuer or any similar role).
33.Use of Loan Proceeds. Each Pledgor hereby represents and warrants to the Administrative Agent that none of the loan proceeds heretofore and hereafter received by it under the Credit Agreement are for the purpose of purchasing any “margin stock” as that term is defined in either Regulation U promulgated by the Board of Governors of the Federal Reserve System, or refinancing any indebtedness originally incurred to purchase any such “margin stock.”
34.Waiver of Subrogation and Other Claims. Each Pledgor recognizes that the Administrative Agent, in exercising its rights and remedies with respect to the Pledged Collateral, may likely be unable to find one or more purchasers thereof if, after the sale of the Pledged Collateral, a Pledged Subsidiary were, because of any claim based on subrogation or any other theory, liable to any Pledgor on account of the sale by the Administrative Agent of the Pledged Collateral in full or partial satisfaction of the Secured Obligations or liable to any Pledgor on account of any indebtedness owing to any Pledgor that is subordinated to any or all of the Secured Obligations. Each Pledgor hereby agrees, therefore, that if, in accordance with applicable law, the Administrative Agent sells any of the Pledged Collateral in full or partial satisfaction of the Secured Obligations, no Pledgor shall in such case have any right or claim against any Pledged Subsidiary on account of any such subordinated indebtedness on the theory that such Pledgor has become subrogated to any claim or right of the Administrative Agent against such Pledged Subsidiary or on any basis whatsoever, and each Pledgor hereby expressly waives and relinquishes all such rights and claims against Pledged Subsidiaries.

35.WAIVERS. EACH PLEDGOR HEREBY WAIVES: NOTICE OF THE ADMINISTRATIVE AGENT’S ACCEPTANCE OF THIS PLEDGE AGREEMENT; NOTICE OF EXTENSIONS OF CREDIT, LOANS, ADVANCES OR OTHER FINANCIAL ASSISTANCE BY THE ADMINISTRATIVE AGENT AND LENDERS TO BORROWERS; PRESENTMENT AND. DEMAND FOR PAYMENT OF ANY OF THE SECURED OBLIGATIONS; PROTEST AND NOTICE OF DISHONOR OR DEFAULT WITH RESPECT TO ANY OF THE SECURED OBLIGATIONS; AND ALL OTHER NOTICES TO WHICH ANY PLEDGOR MIGHT OTHERWISE BE ENTITLED EXCEPT AS HEREIN OTHERWISE EXPRESSLY PROVIDED.
36.Governing Law; Jurisdiction; Etc.
(a)THIS PLEDGE AGREEMENT AND EACH PLEDGE JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
(b)EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 27. NOTHING IN THIS PLEDGE AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
37.Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, THE ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
38.Amendment and Restatement. This Pledge Agreement amends and restates the Existing Pledge Agreement in its entirety, and is not intended to be or operate as a novation or an accord and satisfaction of any lien or security interest arising under the Existing Pledge Agreement or the indebtedness arising or secured thereunder or under the Existing Credit Agreement.
[Remainder of page intentionally left blank; signatures commence on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first above written.
PLEDGORS:

MASTEC, INC.
MASTEC NORTH AMERICA, INC.

By: /s/ George Pita
Name: George Pita
Title: Executive Vice President, Chief Financial
Officer and Principal Accounting Officer

Bottom Line Services, LLC

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Investor Manager

EC SOURCE Services, LLC
MasTec Network Solutions, LLC
T&D Power, Inc.

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Executive Vice President

EC SOURCE Aviation, LLC

By: EC Source Services LLC, the Sole Member

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Executive Vice President

GO GREEN Services, LLC

By:/s/ Robert E. Apple
Name: Robert E. Apple
Title: Initial Manager

MasTec POWER CORP.
MasTec Renewables Construction Company, Inc.
Pretec Directional Drilling, LLC
Pumpco, Inc.

By:/s/ Robert E. Apple
Name: Robert E. Apple
Title: Vice President

Energy Erectors, Inc.
Energy Environmental Group, InC.
MasTec ETS Service Company, LLC
MasTec Network Solutions, Inc.
MasTec Residential Services, LLC
MP Drilling Holdings, LLC
POWER PARTNERS MASTEC, INC.
Power Partners MasTec, LLC
Three Phase Acquisition Corp.
Three Phase Line Construction, Inc.
Wanzek Construction, Inc.
WesTower Communications, LLC

By:/s/ Robert E. Apple
Name: Robert E. Apple
Title: President

Precision Acquisition, LLC

By: MasTec, Inc. the Sole Member

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Chief Operating Officer

Precision Pipeline LLC
Precision Transport Company, LLC

By: /s/ Steve Rooney
Name: Steve Rooney
Title: President

MasTec Wireless Services, LLC

By: /s/ George Pita
Name: George Pita
Title: Executive Vice President

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative
Agent

By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

ANNEX A

Pledgor	Pledged Subsidiary	Certificate No.	Number of Pledged Equity Interests	Percentage of Outstanding Equity Interests
MasTec, Inc.	MasTec Services Company, Inc.	2	100	100%
MasTec, Inc.	Church & Tower, Inc.	6	1,000	100%
MasTec, Inc.	MasTec North America, Inc.	1	100	100%
MasTec, Inc.	Three Phase Acquisition Corp.	1	10	100%
MasTec, Inc.	MasTec Renewables Construction Company, Inc.	1	100	100%
MasTec, Inc.	Precision Acquisition, LLC	1	100% of units	100%
MasTec, Inc.	MasTec Network Solutions, LLC	N/A	N/A	100%
MasTec, Inc.	EC Source Services, LLC	1	100% of units	100%
MasTec, Inc.	MasTec Spain, Inc.	2	100	100%
MasTec, Inc.	MasTec Brazil I, Inc.	2	100	100%
MasTec, Inc.	MasTec Brazil II, Inc.	2	100	100%
MasTec, Inc.	MasTec Venezuela, Inc.	2	100	100%
MasTec, Inc.	MasTec Latin America, Inc.	4	100	100%
MasTec, Inc.	CCM Investment Holding Co.	N/A	N/A	100%
MasTec, Inc.	MasTec Power Corp	N/A	N/A	100%
MasTec, Inc.	Pacer Construction Corporation	N/A	N/A	100%
MasTec, Inc.	MasTec Renewables Construction, Ltd.	C-1	1	65%
		C-2	64
MasTec, Inc.	MasTelecom Europe I APS	N/A	N/A	65%
MasTec, Inc.	MasTec Participacoes Do Brasil, Ltda.	N/A	N/A	65%
MasTec, Inc.	Aidco de Mexico, S.A. de C.V.	N/A	N/A	65%
MasTec North America, Inc.	Acitel Mexicana, S.A.	N/A	N/A	65%
MasTec North America, Inc.	MasTec Wireless Services, LLC	3	100% of units	100%
MasTec North America, Inc.	Power Partners MasTec, LLC	1	100% of units	100%
MasTec North America, Inc.	Halsted Communications, Ltd.	3	50	100%
MasTec North America, Inc.	MasTec Property Holdings, LLC	4	10	N/A
MasTec North America, Inc.	Wanzek Construction, Inc.	46	44,085	100%
MasTec North America, Inc.	Power Partners MasTec, Inc.	1	10	100%
MasTec North America, Inc.	MasTec Residential Services, LLC	1	100% of units	100%
MasTec North America, Inc.	MasTec Foreign Holdings, LLC	1	100% of units	100%
MasTec North America, Inc.	MasTec Latin America Holdings, LLC	1	100% of units	100%
MasTec North America, Inc.	MasTec Mexico Holding Company, LLC	N/A	N/A	100%
MasTec North America, Inc.	Pumpco, Inc.	10	2,333	100%
MasTec North America, Inc.	MasTec EV Solutions, LLC	1	67% of units	67%
MasTec North America, Inc.	Go Green Services, LLC	N/A	N/A	100%
MasTec North America, Inc.	Bottom Line Services LLC	N/A	N/A	94%
MasTec North America, Inc.	Big Country Energy Services LLC	N/A	100% of units	100%
MasTec North America, Inc.	Douglas Fiber Enterprises, Inc.	1	100	100%
MasTec North America, Inc.	MTZ Alexander, LLC	N/A	100% of units	100%
MasTec North America, Inc.	Energy Erectors, Inc.	NV-35	4880	100%
		V-35	488
MasTec North America, Inc.	MasTec ETS Services Company, LLC	N/A	N/A	100%

MasTec North America, Inc.	SpeedWire, LLC	N/A	N/A	100%
MasTec North America, Inc.	MasTec FFH, Inc.	N/A	N/A	100%
MasTec North America, Inc.	MasTec Cooperatif (UA)	N/A	N/A	66%
MasTec North America, Inc.	Blue Rock (Panama) Quarries S.A.	N/A	N/A	66%
Precision Acquisition, LLC	Precision Transport Company, LLC	1	100	100%
Precision Acquisition, LLC	Precision Pipeline, LLC	1	100	100%
Precision Pipeline LLC	MP Drilling Holdings, LLC	N/A	N/A	100%
EC Source Services, LLC	AT Power, Inc.	1	1,000	100%
EC Source Services, LLC	T&D Power, Inc.	1	1,000	100%
EC Source Services, LLC	EC Source Aviation, LLC	N/A	N/A	100%
EC Source Services, LLC	Energy Environmental Group, Inc.	1	1,000	100%
EC Source Services, LLC	EC Source Transportation, LLC	N/A	N/A	100%
Three Phase Acquisition Corp.	Three Phase Line Construction, Inc.	5	300	100%
MasTec Network Solutions, LLC	MasTec Wireless Services, LLC	4	100% of units	100%
MasTec Network Solutions, LLC	Nsoro MasTec International, Inc.	2	100	100%
MasTec Network Solutions, LLC	MasTec Network Solutions Inc.	N/A	N/A	100%
MasTec Network Solutions, LLC	MasTec Nsoro Procurement Company LLC	N/A	100% of units	100%
MasTec Network Solutions, LLC	WesTower Communications, LLC	N/A	N/A	100%
MP Drilling Holdings, LLC	Pretec Directional Drilling LLC	5	80	80%

EXHIBIT A
FORM OF PLEDGE AGREEMENT SUPPLEMENT
THIS PLEDGE AGREEMENT SUPPLEMENT dated as of     _____________________, 20__ (this “Pledge Agreement Supplement”), is made by _____________________________, a ______________________ (the “Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referenced below; all capitalized terms used but not defined herein shall have the meanings provided therefor in such Credit Agreement).
RECITALS:
A.    Mastec, Inc., a Florida corporation (the “Company”), Mastec North America, Inc., a Florida corporation (together with the Company, collectively, the “Borrowers” and each individually a “Borrower”), the lenders party thereto and the Administrative Agent are party to that certain Fourth Amended and Restated Credit Agreement dated as of February 22, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    The Pledgor is party to that certain Fifth Amended and Restated Pledge Agreement dated as of February 22, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), among the Borrowers, certain Subsidiaries thereof and the Administrative Agent.
C.    The Pledgor has acquired rights in the Pledged Interests listed on Annex A to this Pledge Agreement Supplement (the “Additional Interests”) and desires to pledge, and evidence its prior pledge, to the Administrative Agent for the benefit of the Secured Parties all of the Additional Interests in accordance with the terms of the Credit Agreement and the Pledge Agreement.
In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permittted Standalone Letters of Credit, the Pledgor hereby agrees as follows:
1.    Affirmations. The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Interests contained in the Pledge Agreement and pledges and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a first priority lien and security interest in, the Additional Interests and all of the following:
(a)    all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any or all of the Additional Interests or (y) by its or their terms exchangeable or exercisable for or convertible into any Additional Interest or other Pledged Interests;
(b)    all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;
(c)    all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and
(d)    all proceeds of any of the foregoing.
Notwithstanding the foregoing, the grant of a security interest and collateral assignment under this Section 1 shall not extend to any Excluded Asset.
The Pledgor hereby acknowledges, agrees and confirms by its execution of this Pledge Agreement Supplement that the Additional Interests constitute “Pledged Interests” under and are subject to the Pledge Agreement, and the items of property referred to in clauses (a) through (d) above (the “Additional Collateral”) shall collectively constitute “Pledged Collateral” under and are subject to the Pledge Agreement. Each of the representations and warranties with respect to Pledged Interests and Pledged Collateral contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Interests and the Additional Collateral, respectively. The Pledgor further represents and warrants that Supplemental Annex A attached to this Pledge Agreement Supplement contains a true, correct and complete description of the Additional Interests, and that all other documents required to be furnished to the Administrative Agent in connection with the Additional Collateral have been delivered or are being delivered simultaneously herewith to the Administrative Agent. The Pledgor further acknowledges that Annex A to the Pledge Agreement shall be deemed, as to it, to be supplemented as of the date hereof to include the Additional Interests as described on Annex A to this Pledge Agreement Supplement.
2.    Counterparts. This Pledge Agreement Supplement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement Supplement to produce or account for more than one such counterpart executed by the Pledgor. Without limiting the foregoing provisions of this Section 2, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Pledge Agreement.
3.    Governing Law; Venue; Waiver of Jury Trial. The provisions of Sections 36 and 37 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement Supplement to be duly executed by its authorized officer as of the day and year first above written.
PLEDGOR:

By:_____________________________________
Name: __________________________________
Title: ___________________________________

SUPPLEMENTAL
ANNEX A
(to Pledge Agreement Supplement of _________________ dated _______________)
Additional Interests

Pledgor	Pledged Subsidiary	Certificate No.	Number of Pledged Equity Interests	Percentage of Outstanding Equity Interests

EXHIBIT B
form of PLEDGE JOINDER AGREEMENT
THIS PLEDGE JOINDER AGREEMENT dated as of _____________, 20_ (this “Pledge Joinder Agreement”), is made by _________________________, a __________________________ (the “Joining Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referenced below; all capitalized terms used but not defined herein shall have the meanings provided therefor in such Credit Agreement).
RECITALS:
A.    Mastec, Inc., a Florida corporation (the “Company”), Mastec North America, Inc., a Florida corporation (together with the Company, collectively, the “Borrowers” and each individually a “Borrower”), the lenders party thereto and the Administrative Agent are party to that certain Fourth Amended and Restated Credit Agreement dated as of February__], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    The Borrowers, each Pledgor and the Administrative Agent are party to that certain Fifth Amended and Restated Pledge Agreement dated as of February 22, 2017 (as in effect on the date hereof, the “Pledge Agreement”).

C.    The Joining Pledgor is a Subsidiary of the Company and is required by the terms of the Credit Agreement to become a Pledgor and be joined as a party to the Pledge Agreement as a Pledgor (as defined in the Pledge Agreement).

C.    The Joining Pledgor will materially benefit directly and indirectly from the making and maintenance of the extensions of credit made from time to time under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit, the Joining Pledgor hereby agrees as follows:
1.    Joinder. The Joining Pledgor hereby irrevocably, absolutely and unconditionally becomes a party to the Pledge Agreement as a Pledgor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Pledgor or to which each Pledgor is subject thereunder, including the grant pursuant to Section 2 of the Pledge Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in, and collateral assignment and pledge to the Administrative Agent of, the Pledged Interests and other property constituting Collateral of such Pledgor or in which such Pledgor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Pledge Agreement), all with the same force and effect as if the Joining Pledgor were a signatory to the Pledge Agreement.
2.    Affirmations. The Joining Pledgor hereby acknowledges and affirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Pledgor contained in the Pledge Agreement.
3.    Supplemental Annex. Attached to this Pledge Joinder Agreement is a duly completed annex (the “Supplemental Annex A”) supplementing as thereon indicated Annex A to the Pledge Agreement. The Joining Pledgor represents and warrants that the information contained on the Supplemental Annex A with respect to such Joining Pledgor and its properties and affairs is true, complete and accurate as of date hereof.
4.    Severability. The provisions of this Pledge Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
5.    Counterparts. This Pledge Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Pledgor. Delivery of an executed counterpart of a signature page of this Pledge Joinder Agreement by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.
6.    Delivery. The Joining Pledgor hereby irrevocably waives notice of acceptance of this Pledge Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents, Cash Management Agreements and Hedge Agreements made and maintained, in reliance on this Pledge Joinder Agreement and the Pledgor’s joinder as a party to the Pledge Agreement as herein provided.

7.    Governing Law; Venue; Waiver of Jury Trial. The provisions of Sections 36 and 37 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.
IN WITNESS WHEREOF, the Joining Pledgor has duly executed and delivered this Pledge Joinder Agreement as of the day and year first written above.
JOINING PLEDGOR:

By: ________________________________
Name: ______________________________
Title: _______________________________

SUPPLEMENTAL
ANNEX A

Pledgor	Pledged Subsidiary	Certificate No.	Number of Pledged Equity Interests	Percentage of Outstanding Equity Interests

Delivered Pursuant to Pledge Joinder Agreement of: ______________________________________________________

ACKNOWLEDGMENT AND AGREEMENT OF THE ISSUERS
Each of the undersigned entities (each an “Issuer”) hereby acknowledges, represents and agrees that: (i) such Issuer has received a true and correct copy of the Fifth Amended and Restated Pledge Agreement (the “Pledge Agreement”), dated as of February 22, 2017, by and among MASTEC, INC., a Florida corporation (the “Company” and a “Pledgor”), MASTEC NORTH AMERICA, INC., a Florida corporation (“MasTec North America” and a “Pledgor”), EACH OTHER SUBSIDIARY OF THE COMPANY PARTY THERETO AS OF THE DATE THEREOF OR THAT SHALL BECOME A PARTY THERETO BY EXECUTION OF A PLEDGE JOINDER AGREEMENT (each a “Pledgor” and together with MasTec and MasTec North America, collectively, the “Pledgors”), and BANK OF AMERICA, N.A,, as administrative agent (together with its successors in such capacity, the “Administrative Agent”) for the Secured Parties; (ii) the Pledge Agreement has been duly recorded and noted on the books and records of such Issuer and will be maintained as part of such books and records; (iii) the Pledge Agreement does not violate any term, condition or covenant of (A) the organizational documents, operating agreement or by-laws of such Issuer (the “Issuer Agreements”), or (B) any other agreement to which such Issuer is a party, except in the case of clause (B) to the extent that could not reasonably be expected to have a Material Adverse Effect; (iv) such Issuer will comply with written instructions originated by the Administrative Agent without further consent of any Pledgor as the registered owner of its respective portion the Pledged Collateral; (v) such Issuer consents to the execution of the Pledge Agreement and to the assignment, transfer and pledge of the Pledged Collateral effected thereby; and (vi) upon or after an Event of Default, such Issuer consents to a public or private sale or sales of all or any part of the Pledged Collateral by the Administrative Agent, for the benefit of the Secured Parties, in accordance with the terms of the Pledge Agreement and consents to each purchaser of all or any part of the Pledged Collateral at such sale or sales becoming a member or other owner, if applicable, of such Issuer thereby entitled to the same rights and privileges and subject to the same duties as the owner of such Pledged Collateral under the Issuer Agreements.
Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed to them in the Pledge Agreement.
[Signature pages follow.]

This ____ day of [______________], 20___.

MASTEC, INC.
MASTEC NORTH AMERICA, INC.

By:
Name: George Pita
Title: Executive Vice President, Chief Financial
Officer and Principal Accounting Officer

MASTEC SERVICES COMPANY, INC.
CHURCH & TOWER, INC.
THREE PHASE ACQUISITION CORP.
MASTEC RENEWABLES CONSTRUCTION COMPANY, INC.
PRECISION ACQUISITION, LLC
MASTEC NETWORK SOLUTIONS, LLC
EC SOURCE SERVICES, LLC
MASTEC SPAIN, INC.
MASTEC BRAZIL I, INC.
MASTEC BRAZIL II, INC.
MASTEC VENEZUELA, INC.
MASTEC LATIN AMERICA, INC.
CCM INVESTMENT HOLDING CO.
MASTEC POWER CORP
PACER CONSTRUCTION CORPORATION
MASTEC RENEWABLES CONSTRUCTION, LTD.
MASTELECOM EUROPE I APS
MASTEC PARTICIPACOES DO BRASIL, LTDA.
AIDCO DE MEXICO, S.A. DE C.V.
ACITEL MEXICANA, S.A.
MASTEC WIRELESS SERVICES, LLC
POWER PARTNERS MASTEC, LLC
HALSTED COMMUNICATIONS, LTD.
MASTEC PROPERTY HOLDINGS, LLC

By:______________________________
Name:
Title:

WANZEK CONSTRUCTION, INC.
POWER PARTNERS MASTEC, INC.
MASTEC RESIDENTIAL SERVICES, LLC
MASTEC FOREIGN HOLDINGS, LLC
MASTEC LATIN AMERICA HOLDINGS, LLC
MASTEC MEXICO HOLDING COMPANY, LLC
PUMPCO, INC.
MASTEC EV SOLUTIONS, LLC
GO GREEN SERVICES, LLC
BOTTOM LINE SERVICES LLC
BIG COUNTRY ENERGY SERVICES LLC
DOUGLAS FIBER ENTERPRISES, INC.
MTZ ALEXANDER, LLC
ENERGY ERECTORS, INC.
MASTEC ETS SERVICES COMPANY, LLC
SPEEDWIRE, LLC
MASTEC FFH, INC.
MASTEC COOPERATIF (UA)
BLUE ROCK (PANAMA) QUARRIES S.A.
PRECISION TRANSPORT COMPANY, LLC
PRECISION PIPELINE, LLC
MP DRILLING HOLDINGS, LLC
AT POWER, INC.
T&D POWER, INC.
EC SOURCE AVIATION, LLC
ENERGY ENVIRONMENTAL GROUP, INC.
EC SOURCE TRANSPORTATION, LLC
THREE PHASE LINE CONSTRUCTION, INC.
MASTEC WIRELESS SERVICES, LLC
NSORO MASTEC INTERNATIONAL, INC.
MASTEC NETWORK SOLUTIONS INC.
MASTEC NSORO PROCUREMENT COMPANY LLC
WESTOWER COMMUNICATIONS, LLC
PRETEC DIRECTIONAL DRILLING LLC

By: ___________________________________
Name:
Title: